                                                                   EXHIBIT (10a)

                                SECOND AMENDMENT
                                       TO
                           MANAGEMENT PERFORMANCE PLAN
                               OF USG CORPORATION


     SECOND AMENDMENT (this "Second Amendment"), to the Omnibus Management Performance Plan of USG Corporation originally approved by the stockholders of the Corporation on July 8, 1988, and amended on November 15, 1994 (collectively, the "Plan").

WHEREAS, the Compensation and Organization Committee of the Board of Directors of USG Corporation (the "Corporation") has approved an amendment to the Plan to impose additional conditions on certain awards under the Plan;

NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as set forth below:

1. The Plan is hereby amended by the addition of a new Section 6(f) consisting of two (2) sentences to read as follows:

         "In the event the Committee permits the surrender of previously-owned shares of Common Stock as payment for the exercise price of any award under the Plan, such shares shall have been beneficially owned by the grantee for not less than six (6) months and otherwise qualify as "mature" shares under Generally Accepted Accounting Principles. In the event the Committee permits the reduction of shares of Common Stock subject to any award under the Plan in order to satisfy tax withholding, such reduction may not exceed the then statutorily required rate of withholding."

2. Except as expressly amended and modified by this Second Amendment, the Plan is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the Corporation has caused this Second Amendment to be executed by its officers thereunto duly authorized as of the 27th day of June, 2000


                                        USG CORPORATION


                                        By /s/ Peter K. Maitland
                                           ---------------------------
                                               Peter K. Maitland
                                               Vice President, Compensation,
                                               Benefits and Administration

Attest:


/s/ Dean H. Goossen
-------------------------
Dean H. Goossen
Corporate Secretary